SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 2, 2010
Date of Report (date of earliest event reported)
NOTIFY TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)
California	000-23025	77-0382248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1054 S. De Anza Blvd., Suite 202 San Jose, CA 95129
(Address of principal executive offices)
(408) 777-7920
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 2, 2010, Notify Technology Corporation issued a press release regarding its unaudited financial results for its fiscal quarter ended September 30, 2010.  The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished herewith:

99.1	Press Release dated November 2, 2010 of Notify Technology Corporation announcing its unaudited financial results for the fiscal quarter ended September 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIFY TECHNOLOGY CORPORATION

Dated: November 2, 2010	By:	/s/ Gerald W. Rice
Gerald W. Rice, Chief Financial Officer

Exhibit Index
Exhibit Number	Exhibit Title
99.1	Press Release dated November 2, 2010 of Notify Technology Corporation announcing its unaudited financial results for the fiscal quarter ended September 30, 2010.